SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                   Form 8-A



              For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or (g) of the
                       Securities Exchange Act of 1934


                  International Telecommunication Data Systems, Inc.
-------------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



Delaware                                            06-12959
--------------------------                         -----------------------------
(State of incorporation                            (IRS Employer
or organization)                                   Identification No.)


            969 High Ridge Road, Suite 205, Stamford, CT 06905
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following.

                                      [ ]


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A.(c)(2), please check the following box.


                                      [ ]


       Securities to be registered pursuant to Section 12(b) of the Act:


                                      None


         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $.01
                          ----------------------------
                                (Title of class)

Item 1:  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

      The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on (the "Registration Statement on Form S-1") (File No. 333-11045), is incorporated herein by reference.


Item 2:  Exhibits.
         ---------

      The following exhibits are filed herewith (or incorporated by reference as indicated below):

      1. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

      2.    Bylaws of the Registrant, incorporated by reference to
            Exhibit 3.2 to the Company's Registration Statement on Form S-1.


                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                       INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.

                          By:   /s/Lewis D. Bakes
                                --------------------------
                                Lewis D. Bakes
                                Executive Vice President



Date:  October 10, 1996